LEGG MASON VALUE TRUST, INC.
                    LEGG MASON SPECIAL INVESTMENT TRUST, INC.
                        LEGG MASON INVESTORS TRUST, INC.
                   Legg Mason American Leading Companies Trust
                            Legg Mason Balanced Trust
                Legg Mason U.S. Small-Capitalization Value Trust
                       Legg Mason Financial Services Fund

             Supplement to the Primary Class and Class A Prospectus
               dated July 25, 2002 and the Institutional Class and
           Financial Intermediary Class Prospectus dated July 25, 2002

The following paragraph under the section titled "Management - Portfolio Management" on page 33 of the Primary Class and Class A Prospectus, and on page 22 of the Institutional Class and Financial Intermediary Class Prospectus, replaces the substantially similar paragraph in its entirety. You should retain this Supplement with your Prospectus for future reference.

         Balanced Trust is managed by a team of managers and analysts at Bartlett led by Peter A. Sorrentino, CFA. Mr. Sorrentino is Chief Investment Officer and a Managing Director of Bartlett. Mr. Sorrentino is responsible for Bartlett's investment processes and joined Bartlett in 1999. Prior to that time, Mr. Sorrentino was Director of Research and Portfolio Management in the Trust Division of Firstar Bank of Cincinnati.

                    This Supplement is dated March 28, 2003.